Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (“Amendment”) is entered into between Texas Capital Bank, N.A., a national banking association, as Administrative Agent, the lenders party to the Credit Agreement; and Lynden USA Inc., a Utah corporation, as borrower, and is effective as of March 31, 2012. Terms defined in the Credit Agreement between the Administrative Agent, such lenders and such borrower dated August 29, 2011 (as amended, the “Credit Agreement”), are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

R E C I T A L S:

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement and increase the Borrowing Base; and

WHEREAS, the Lenders are willing to amend the Credit Agreement under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

1. The following definition is hereby added to Section 1.1 of the Credit Agreement as follows:

“Second Amendment to Credit Agreement” means the Second Amendment to Credit Agreement dated effective as of March 31, 2012 between Administrative Agent, the Lenders and the Borrower, amending the Credit Agreement.

2. The following definition located in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Borrowing Base” means the amount most recently determined and designated by the Administrative Agent as the Borrowing Base in accordance with Section 2.8.1, but in no event in excess of the Aggregate Commitment, as such Borrowing Base is reduced in accordance with Section 2.8.2. The Borrowing Base under Section 2.8.1 is deemed to be $16,000,000 as of the date of the Second Amendment to Credit Agreement.

3. Section 2.8.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.8.2 The Borrowing Base shall be automatically reduced as of the 1st day of each month, commencing June 1, 2012, and continuing on the first day of each month thereafter until the Final Maturity Date. Such reductions in the Borrowing Base each month shall be in the amount of $0 per month unless redetermined as herein permitted. At the time of each new Borrowing Base determination under Section 2.8.1, the Required Lenders in their sole discretion may increase the amount of such monthly reductions, and the Lenders may decrease the amount of such monthly reductions. Any decreases in the monthly reductions must be approved by all of the Lenders and shall be subject to each Lender’s complete credit approval process. There is no duty, implied or explicit, on the Administrative Agent or the Lenders to ever decrease the amount of the monthly Borrowing Base reduction amounts.”

4. The Borrower shall pay to the Administrative Agent upon execution of this Amendment,

(a) a facility fee in the amount of $49,000 pursuant to Section 2.6.3 of the Credit Agreement.

(b) a processing fee in the amount of $2,500 pursuant to Section 2.6.7 of the Credit Agreement.

5. The Borrower agrees to do each of the following:

(a) create in favor of the Administrative Agent by instruments satisfactory to the Administrative Agent and its counsel first and prior Liens on each of the Properties described in Table II attached to this Amendment and, in connection therewith, provide to the Administrative Agent title opinions or other title data satisfactory to the Administrative Agent and its counsel to confirm Borrower’s ownership of such Properties in the percentages indicated on such Table II.

(b) The Borrower shall execute and deliver or cause the appropriate Person to execute and deliver such certificates, mortgages, amendments to mortgages and other security instruments as the Administrative Agent may from time to time reasonably request to reflect the terms of this Amendment.

6. All of the conditions in this Amendment and the Credit Agreement are solely for the benefit of the Administrative Agent and the Lenders, and no Person other than the Administrative Agent and the Lenders may rely thereon or insist on compliance therewith.

7. Ratification. The Borrower hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of the Lenders created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained therein.

8. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms and (c) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

9. Conditions to Effectiveness. This Amendment shall be effective upon the execution by all parties of this Amendment and the receipt thereof by the Administrative Agent.

10. RELEASE OF CLAIMS. The Borrower for itself, its successors and assigns and all those at interest therewith, including, without limitation, each Guarantor, (collectively, the “Releasing Parties”), jointly and severally, hereby voluntarily and forever, RELEASE, DISCHARGE AND ACQUIT the Administrative Agent, the Lenders and their respective officers, directors, shareholders, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the “Released Parties”) and all those at interest therewith of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys’ fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of execution of this Amendment if related to the Note or the other Loan Documents (the “Released Claims”), except that (i) the future duties and obligations of the Lenders under the Loan Documents and the rights of the Borrower to its funds on deposit with the Lenders shall not be included in the term Released Claims and (ii) the right of the Borrower to require the correction of manifest accounting errors and similar administrative errors shall not be included in the term Released Claims. IT IS THE EXPRESS INTENT OF THE RELEASING PARTIES THAT THE RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES.

11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall become effective at such time as the counterparts hereof which, when taken together, bear the signature of the Borrower, the Administrative Agent and each Lender, shall be delivered to the Administrative Agent. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Agreement.

12. Effect. This Amendment is one of the Loan Documents. Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower hereby ratifies the terms of the Credit Agreement (as amended hereby), including, without limitation, the provisions of Section 9.7 and Section 9.8 thereof.

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ENTIRE AGREEMENT. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

IN WITNESS WHEREOF, this Amendment has been executed on May 10, 2012 but is deemed effective as of the date first above written.

BORROWER:
LYNDEN USA INC.

By:	/s/ Colin Watt
Name:	Colin Watt
Title:	President

ADMINISTRATIVE AGENT:
TEXAS CAPITAL BANK, N.A.

By:	/s/ Frank K. Stowers
Name:	Frank K. Stowers
Title:	Senior Vice President

LENDERS:
TEXAS CAPITAL BANK, N.A.

By:	/s/ Frank K. Stowers
Name:	Frank K. Stowers
Title:	Senior Vice President

[Guarantor signature page follows]

The Guarantor acknowledges and approves the foregoing Amendment, confirms that its Guaranty is in full force and effect and agrees to the release of claims in paragraph 10 of the foregoing Amendment.

GUARANTOR:
LYNDEN ENERGY CORP.

By:	/s/ Colin Watt
Name:	Colin Watt
Print:	President and Chief Executive Officer

TABLE II

				Number	Reserve
Property	Field	County	State	of Wells	Category	WI		NRI
y-Tubb A #1	Spraberry Trend (Wolfberry)	Howard	TX	1	PNP	0.4063		0.2846
FAEE 47-1	SPRABERRY TREND (WOLFBERRY)	MARTIN	TX	1	PDP	0.4375		0.3299
Wolcott 253-1	Spraberry Trend (Wolfberry)	Martin	TX	1	PDP	0.3063		0.2297
z-FAEE 47 #2	SPRABERRY TREND (WOLFBERRY)	MARTIN	TX	1	PUD	0.5000	*	0.3299

*	Pursuant to the participation agreement between the Borrower and CrownRock, the Borrower’s cost share through completion is 0.5000; however, that cost share drops to 0.4375 after completion.